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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 18, 2001

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)




   DELAWARE                         001-14593                    22-3586492
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
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)
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                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.           Other Events.

         Ken Koreyva has resigned his positions as President, Chief Executive
Officer and Director of the Company, effective immediately, in order to pursue other business interests. The Company is currently negotiating a severance agreement with Mr. Koreyva that is expected to be generally consistent with the severance benefits provided by his existing employment contract. The Company is initiating a search for a replacement.

         The Company's six-person executive management team will assume responsibility for day-to-day operations and will report to the Executive
Committee of the Board of Directors until the search for a new Chief Executive
Officer is completed.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE MIIX GROUP, INC.


                                                  By:  /s/
                                                      ---------------------
                                                      Catherine E. Williams
                                                      Vice President

April 18, 2001


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